Exhibit 10.6

                               GARTNER GROUP, INC.
                             1991 STOCK OPTION PLAN

                   As amended and restated on October 12, 1999

      This 1991 Stock Option Plan is an amendment and restatement of the Gartner Group, Inc. 1991 Stock Option and Appreciation Right Incentive Compensation Plan.

      1. Purpose of the Plan. The purpose of this Stock Option Plan is to enable the Company to provide incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 8 of the Plan.

            (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, Delaware corporate law and the Code.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means a Committee appointed by the Board in accordance with Section 8 of the Plan.

            (f) "Common Stock" means the Common Stock, $.01 par value, of the Company.

            (g) "Company" means Gartner Group, Inc., a Delaware corporation, previously known as GGI Holding Corporation.

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            (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

            (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, or any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Continuous Status as an Employee or Consultant, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including written Company policies) or statute or unless (in the case of Options and Rights other than Incentive Stock Options) the Administrator has expressly designated a longer leave period during which (for purposes of such Options or Rights) Continuous Status as an Employee or Consultant shall continue; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; and provided further that any vesting or lapsing of the Company's right to repurchase Shares at their original purchase price shall cease on the ninety-first (91st) consecutive day of any leave of absence approved by the Administrator and shall not recommence until such date, if any, upon which the Consultant or Optionee resumes his or her service with the Company. Continuous employment shall be interrupted and terminated for an Employee if the Employee's weekly work hours change from full time to part time. Part-time status for the purpose of vesting continuation or eligibility to receive Options shall be determined in accordance with policies adopted by the Company from time to time, which policies, if any, shall supercede the determination of part-time status set forth in the Company's posted "employee status definitions".

            (j) "Director" means a member of the Board.

            (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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            (n) "Fair Market Value" means, as of any date, the value of Common
Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid price, if no sales were reported) as quoted on such exchange or system (or the exchange with the greatest volume of trading in Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator of the Plan deems reliable.

                (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (p) "Long-Term Performance Award" means an award under Section 7 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate.

            (q) "Long-Term Performance Award Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Long-Term Performance Award grant. The Long-Term Performance Award Agreement is subject to the terms and conditions of the Plan.

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            (r) "Nonstatutory Stock Option" means any Option that is not an
Incentive Stock Option.

            (s) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Long-Term Performance Award Agreement.

            (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (u) "Option" means a stock option granted pursuant to the Plan.

            (v) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (w) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

            (x) "Optioned Stock" means the Common Stock subject to an Option or Right.

            (y) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

            (aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (bb) "Plan" means this Stock Option Plan, formerly the 1991 Stock Option and Appreciation Right Incentive Compensation Plan.

            (cc) "Restricted Stock" means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 6 below.

            (dd) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

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            (ee) "Right" means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

            (ff) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

            (gg) "SAR" means a stock appreciation right granted pursuant to
Section 5 of the Plan.

            (hh) "SAR Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

            (ii) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

            (jj) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 6 of the Plan, as evidenced by a Notice of Grant.

            (kk) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Shares Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the total number of Shares reserved and available for distribution under the Plan is 32,800,000 Shares. Subject to Section 10 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

      4. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights.

      5. Options and SARs.

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            (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

                (i) Exercise Price; Number of Shares. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 5(a)(iv) below.

                       The Notice of Grant shall specify the number of Shares to which it pertains.

                (ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

                (iii) Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive

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                       Stock Option, shall be determined at the time of grant)
                       and may consist entirely of:

                       (1) cash;

                       (2) check;

                       (3) promissory note;

                       (4) other Shares which (1) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

                       (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and any broker approved by the Company, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                       (6) any combination of the foregoing methods of payment;
                       or

                       (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

                (iv) Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                       (1) Dollar Limitation. To the extent that the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent

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                       and Subsidiary exceeds $100,000, such Options shall be
                       treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                       (2) 10% Stockholder. If any Optionee to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Option granted to such individual:

                          (a) The per Share Option price of Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                          (b) The Option shall not have a term in excess of five
                          (5) years from the date of grant.

                       Except as modified by the preceding provisions of this subsection 5(a)(iv) and except as otherwise limited by
                       Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                (v) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                (vi) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

            (b) SARs.

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                (i)    In Connection with Options. At the sole discretion of the
                       Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                       (1) The SAR shall entitle the Optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in Exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                       (2) When an SAR is exercised, the related Option, to the extent surrendered, shall cease to be exercisable.

                       (3) An SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                       (4) An SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                (ii) Independent of Options. At the sole discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                       (1) The SAR shall entitle the Optionee, by exercising the SAR, to receive from the Company an

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                       amount equal to the excess of (1) the Fair Market Value
                       of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                       (2) SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

                (iii) Form of Payment. The Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

            (c) Method of Exercise.

                (i) Procedure for Exercise; Rights as a Stockholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                       An Option may not be exercised for a fraction of a Share.

                       An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 5(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry

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                       on the books of the Company or of a duly authorized
                       transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                       Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

                (ii) Rule 16b-3. Options and SARs granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                (iii) Termination of Employment or Consulting Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six (6) months (three (3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the

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                       Optionee does not exercise such Option or SAR (to the
                       extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                (iv) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but only within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                (v) Death of Optionee. Notwithstanding Sections 5(c)(iii) and 5(c)(iv) above, in the event of an Optionee's death during Optionee's Continuous Status as an Employee or Consultant, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within six (6) months (or such lesser period as the Option or SAR Agreement may provide, or such longer period, not to exceed twelve (12) months, as the Option or SAR Agreement may provide) following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the full term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

            (d) The following limitations shall apply to grants of Options to
Employees:

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                (i)    No Employee shall be granted, in any fiscal year of the
                       Company, Options to purchase more than 500,000 shares.

                (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 10.

                (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction describe in Section 10), the canceled Option will be counted against the limit set forth in
                       Section 5(d)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      6. Stock Purchase Rights.

            (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

            (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

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            (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

            (d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

            (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 10 of the Plan.

      7. Long-Term Performance Awards.

            (a) Administration. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

                At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common

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Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

            (b) Adjustment of Awards. The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

      8. Administration.

            (a) Composition of Administrator.

                (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are employees, (B) Officers who are not Directors and (C) Employees who are neither Directors nor Officers.

                (ii) Administration with respect to Directors and Officers. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (1) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (2) in such a manner as to satisfy the Applicable Laws.

                (iii) Administration with respect to Other Persons. With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

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

                (iv) General. Once a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 8(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                (ii) to select the Consultants and Employees to whom Options and Rights may be granted hereunder;

                (iii) to determine whether and to what extent Options and Rights or any combination thereof, are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each Option and Right granted hereunder;

                (v)    to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vii)  to construe and interpret the terms of the Plan;

                (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                (ix) to determine whether and under what circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

                (x)    to reduce the exercise price of any Option or Right;

                (xi) to modify or amend each Option or Right (subject to Section 16 of the Plan);

                (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                (xiii) to institute an Option Exchange Program;

                (xiv) to determine the terms and restrictions applicable to Options and Rights and any Restricted Stock; and

                (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

      9. Transferability of Options. Unless otherwise determined by the Administrator to the contrary, Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The Administrator may, in the manner established by the Administrator, provide for the transfer of a Nonstatuatory Stock Option by the Optionee to any member of the Optionee's immediate family. In such case, the Nonstatutory Stock Option shall be exercisable only by such transferee. Following transfer, any such Nonstatutory Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section, an Optionee's "immediate family" shall mean any of the following who have acquired the Option from the Optionee through a gift or domestic relations order: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of these persons and any other entity owned solely by these persons, and such other persons and entities as shall be eligible to be included as transferees in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, filed or to be filed by the Company to register shares of Common Stock to be issued upon the exercise of Options granted pursuant to the Plan.

      10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

            (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of not less than fifteen (15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      11. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      12. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      13. Liability of Company.

            (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

            (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 16(b) of the Plan.

      14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

      16. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

      17. Taxation Upon Exercise of Option or Right. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this
Section 17. When an Optionee incurs tax liability in connection with an Option or Right, which tax liability is subject to withholding under applicable tax laws, the Optionee may satisfy the tax withholding obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) by surrendering to the Company Shares which (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and
(ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option or Right that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         If the Optionee is an Insider, any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

            (a) the election must be made on or prior to the applicable Tax
Date;

            (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

            (c) all elections shall be subject to the consent or disapproval of the Administrator;

            (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

      18. Term of the Plan. The Plan shall expire, and no further Options shall be granted pursuant to the Plan, on April 25, 2001.

      19. Tax and Social Security Indemnity. An Optionee shall indemnify the Company against any tax arising in respect of the grant or exercise of an Option or Right which is a liability of the Optionee but for which the Company is required to account under the laws of any relevant territory. The Company may recover the tax from the Optionee in such manner as the Administrator deems appropriate, including (but without prejudice to the generality of the foregoing):

            (a) withholding shares upon the exercise of the Option and selling the same;

            (b) deducting the necessary amount from the Optionee's compensation; or

            (c) requiring the Optionee to make cash payment to the Company for such tax.

      20. Options Granted to Employees of French Subsidiaries.

            (a) Purpose. Options granted under the Plan to Employees of French subsidiaries are intended to qualify under the French regulations as provided in articles 208-1 to 208-8-2 of the French Company Act (Code des Societes). The purpose of this Section is to specify the applicable rules to Options for French Employees and shall not be applicable to any other Employee of the Company.

            (b) General. Options granted to French Employees under the Plan are subject to the provisions of the Plan and any option agreement unless otherwise provided in this Section 20.

            (c) Eligible Participants. Options may be granted exclusively to Employees of French subsidiaries as (defined in Section 2(l)) of the Plan. Payment of Director fees by the Company shall not be sufficient to constitute employment for any purposes of the Options granted to Employees of French subsidiaries. Employees of French subsidiaries may not be granted Options if, at the date of grant, they hold more than ten percent (10%) of the Common Stock of the Company. Section 5(a)(iv)(2) shall not apply to the grant of Options to French employees.

            (d) Options. Eligible Employees may be granted options as provided in Section 5(a) of the Plan. If rights or awards mentioned in Section 5(b) (Stock Appreciation Rights), Section 6 (Stock Purchase Rights) and Section 7 (Long-Term Performance Awards) of the Plan are granted to Employees of French subsidiaries, the provisions of this Section shall not apply to the Stock Appreciation Rights, Stock Purchase Rights and Long-Term Performance Awards granted.

            (e) Option Price. The exercise price of the Option shall be determined as set forth in the Plan but it shall not be less than 80% of the average Fair Market Value of the Common Stock during the twenty (20) market trading days prior to the date of the grant. The exercise price shall remain unchanged once the Option is granted. The authority of Administrator to reduce the Option exercise price, as set forth in Section 8(b)(x) of the Plan, shall, with respect to Options granted to Employees of French subsidiaries, be limited to the extend that such reduction may not be to a price less than 80% of the average Fair Market Value of the Common Stock during the twenty (20) market trading days prior to the date of such reduction.

            (f) Exercise of the Option. Upon exercise of an Option, Employees of French subsidiaries will receive Shares of Common Stock. Section 8(b)(ix) of the Plan, concerning the ability to settle the Option in cash instead of Shares of Common Stock, is not applicable to Employees of French subsidiaries.

            (g) Qualification of Plan. In order to have the Plan qualify in France, any other provision of the Plan that would not be consistent with French company law or tax law requirements shall not apply to Employees of French subsidiaries.